SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 15, 2007

Date of Report (Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact Name of Registrant as Specified in its Charter)

MARYLAND

(State or Other Jurisdiction of Incorporation)

1-12616	38-2730780
(Commission File Number)	(IRS Employer Identification No.)

27777 FRANKLIN ROAD

SUITE 200

SOUTHFIELD, MI 48034

(Address of Principal Executive Office) (Zip Code)

248-208-2500

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Description.

On March 15, 2007, Sun Communities, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the quarter and year ended December 31, 2006 and certain other information.

The Company will hold an investor conference call and webcast at 11:00 A.M. EST on March 15, 2007 to disclose and discuss the financial results for the quarter and year ended December 31, 2006.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
EXHIBIT #	DESCRIPTION
99.1	Press Release issued March 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Communities, Inc.
Date: March 15, 2007	By:	/s/ Jeffrey P. Jorissen Jeffrey P. Jorissen, Executive Vice President, Treasurer, Chief Financial Officer, and Secretary

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION